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                                                                    EXHIBIT 10.4


                             SUBSCRIPTION AGREEMENT
                             ----------------------



LBU, Inc.
310 Paterson Plank Road
Carlstadt, New Jersey 07072

Dear Sir:

     1.  Subscription.  John P. Holmes & Co., Inc. (the "Investor") hereby
         ------------
subscribes to purchase 250,000 shares of Common Stock, $.001 par value (the "Shares"), of LBU, Inc., a Nevada corporation (the "Company").

     2.  Closing; Acceptance of Subscription.  The Closing (the "Closing") of
         -----------------------------------
the purchase of the Shares shall take place on or before March 27, 1997 (such date being the "Closing Date") at a location mutually agreeable to the Investor and the Company. At the Closing, the Investor will tender payment for the subscribed for Shares by delivery of a certified check payable to LBU, INC. in the amount of $375,000 and the Company will deliver to the Investor a stock certificate representing the Shares.

     3.  Representations and Warranties of the Undersigned.  The Investor hereby
         -------------------------------------------------
represents and warrants to the Company as follows:

         (a) The Investor can bear the economic risk of this investment and can afford a complete loss thereof. The Investor (i) has sufficient liquid assets to pay the full purchase price for the Shares, (ii) has adequate means of providing for its current and presently foreseeable future needs, (iii) has no present need for liquidity of its investment in the Shares, and (iv) will not have an overall commitment to non-marketable investments disproportionate to its net worth.

         (b) The Investor qualifies as an "Accredited Investor" Regulation D, under the Securities Act of 1933, as amended (the "Act") because it meets one or more of the requirements which are set forth in Exhibit A annexed hereto.

         (c) The Investor and such other persons whom it has found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         (d) The Investor has had the opportunity to ask questions of, and to receive answers from, the Company and its representatives, with respect to the Company and the terms and conditions of this offering. The Investor and its representatives, if any, have been offered access to the books and records of the Company (i) relating to its purchase of the Shares and (ii) which are necessary to verify the accuracy of any information which was furnished to it. All materials and information requested either by the Investor or others representing it, including any information requested to verify any information furnished, have been made available.

         (e) The Investor is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that it will realize any gain from its investment and that it could lose the total amount of its investment.

         (f) The Investor understands that the Shares have not been registered under the Act, nor pursuant to the provisions of the securities or other laws of any other applicable jurisdictions. The Investors understands that the Shares are being sold in reliance upon the exemption for private offerings contained in Regulation D promulgated under the Act and the laws of such jurisdictions.

         (g) The Investor is making the investment hereunder for its own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. The Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

         (h) The Investor acknowledges that the certificates evidencing the Shares will contain a legend substantially as follows:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PURCHASED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THE SHARES ARE COVERED BY A CURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR COUNSEL OF THE COMPANY IS OF THE OPINION THAT NO REGISTRATION STATEMENT IS REQUIRED.

         (i) The undersigned is domiciled in the state set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction.

         (j) The undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares. The undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made

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herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

        The Investor understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the Closing. Each such representation and warranty shall survive such purchase.

        4.  Representations and Warranties of the Company.
            ---------------------------------------------

            (a) The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

            (b) All corporate action required to be taken by the Company prior to the issuance and sale of the Shares has been, or prior to the Closing of the sale of the Shares, will have been taken; and the Shares, when issued and sold for the consideration expressed herein shall be duly and validly issued. The Shares have been duly and validly authorized by proper corporate authority; and the Shares have been reserved by the Company for issuance, and upon issuance by the Company upon receipt of the purchase price therefore, will be validly issued, fully paid and nonassessable and free of preemptive rights.

        5.   Directors.  Effective as of the Closing, the Company shall cause
             ---------
John P. Holmes and John H. Robinson to each be elected as directors of the Company. The Company shall thereafter cause each of such persons to be nominated as a member of the management slate of the Board of Directors and use its best efforts to cause them to be elected and continue to serve as directors of the Company for such period until the Investor owns less than 10% of the issued and outstanding Common Stock of the Company. At such time as the Investor owns less than 10% but 5% or more of the Company's issued and outstanding Common Stock, the Investor shall have the right to designate one member of the Company's Board of Directors. If the Investor owns less than 5% of the Company's issued and outstanding Common Stock, it shall have no right to designate any directors of the Company.

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          6.   Piggyback Registration.
               ----------------------

               (a) If at any time or from time to time, prior to the date which is five years after the Closing Date, the Company proposes to register any of its securities, for its own account or the account of any of its shareholders (other than a registration relating solely to employee stock option or purchase plans, or a registration on Form S-4 or any successor to such form), the Company will promptly give to the Investor written notice thereof and include in such registration, and in any underwriting involved therein, all the Shares of the Investor and specified in a written request or requests by the Investor, made within thirty (30) days after receipt of such written notice from the Company, to be included in any such registration, except as set forth in subsection 6(b), below.

               (b) If the registration of which the Company gives notice pursuant to Section 6(a) is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to subsection 6(a). In such event, the right of the Investor to registration shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Shares acquired pursuant to this Agreement in the underwriting to the extent provided herein. If the Investor proposes to distribute its shares through such underwriting it shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the underwriter(s) shall notify the Company in writing that in their good faith opinion, marketing factors require a limitation of the number of Shares to be underwritten, the number of securities that may be included in the underwriting shall be allocated, first, to the Company for its own account; second, to any shareholders (other than the Investor) invoking contractual rights to have their securities registered on the registration statement pursuant to which Investor is invoking its rights under this subsection 6(b), if any, on a pro rata basis, and third, to the Investor. In the event of such a limitation by the underwriters of the number of Share of the Investor to be included in the registration and underwriting, the Company shall so advise the Investor.

          7.   Restriction on Sale.  The Investor agrees that it will not,
               -------------------
without the prior written consent of the Company, sell, assign, pledge, hypothecate or transfer in any manner the Shares prior to the date which is two years after the Closing Date; provided, however, that the Investor shall be
                              --------  -------
permitted to sell any Shares registered pursuant to Section 6 hereof prior to the expiration of such two year period.

                                      -4-
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          8.   Access to Books and Records.  Prior to the Closing, the Company
               ---------------------------
shall give the Investor and its representatives full and complete access during normal business hours to the Company's premises, and all books and records regarding the Company and its business as the Investor may reasonably request.

          9.   No Waiver.  Except as otherwise specifically provided for
               ---------
hereunder, no parties shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

          10.  Entire Agreement.  The parties have not made any representations
               ----------------
or warranties with respect to the subject matter hereof not set forth herein or in the Memorandum, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement, which alone fully and completely expresses their agreement.

          11.  Indemnification.  The undersigned acknowledges that he
               ---------------
understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and he hereby agrees to indemnify and hold harmless the Company and its officers and directors from and against any and all loss, damage or liability (including costs and reasonable attorneys' fees) due to or arising our of a breach of any representation, warranty or acknowledgement of the undersigned contained in this Subscription Agreement or in the Confidential Subscriber Questionnaire.

          12.  Changes.  This Agreement may not be changed, modified, extended,
               -------
terminated or discharged orally, but only by any agreement in writing, which is signed by all of the parties to this Agreement.

          13.  Further Documents.  The parties agree to execute any and all such
               -----------------
other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

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          14.  Notices.  All notices or others communications required or
               -------
permitted hereunder shall be in writing and shall be mailed by First-Class, Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

               To the Investor:     To the Address listed at the end of this
                                    Agreement.

               To the Company:      LBU, INC.
                                    310 Paterson Plank Road
                                    Carlstadt, New Jersey 07072

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

          15.  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

          16.  Transferability.  This Subscription Agreement shall be binding
               ---------------
upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Subscription Agreement, or any portion of his interest herein, and further agrees that the assignment and transfer of the Shares, acquired pursuant hereto shall be made only in accordance with all applicable laws.

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 18th day of March, 1997.



                                    JOHN P. HOLMES & CO., INC.


                                    By: /s/ John P. Holmes
                                        --------------------------
                                         Name: John P. Holmes
                                         Title: President



          Address to which information regarding this subscription should be mailed:

          Box 428
          ----------------------------------------
                    Street Address

          Shelter Island HTS, New York 11965
          ----------------------------------------
                    City and State Zip

          516-749-0323
          ----------------------------------------
                    Telephone Number

          13-2938767
          ----------------------------------------
                    Taxpayer Identification Number



ACCEPTED AND AGREED TO
THIS 18th DAY OF March, 1997

LBU, INC.



By: /s/ Jeffrey Mayer
    ------------------------------

Title: /s/ President/CEO
      ----------------------------

                                      -7-
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                                   EXHIBIT A
                                   ---------

          "Accredited Investors" as defined in Regulation D under the Securities Act of 1933, as amended (the "Act"), include any of the following:

          (1) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          (2) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (3) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (4) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          (5) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (6) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by sophisticated person as described in 230.506(b)(2)(ii);

          (8) Any entity in which all of the equity owners are accredited investors.


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